Supplement Dated September 8, 2016

to the Class I Shares Prospectus of the

Timothy Plan Family of Funds

Dated January 29, 2016

The Class I Shares Prospectus for the Timothy Plan Family of Funds, dated January 29, 2016, is amended as follows:

The Section of the Prospectus entitled “How to Buy Shares”, beginning on page 65 of the Prospectus, is deleted and replaced in its entirety with:

How To Buy Shares

OPENING AND ADDING TO YOUR ACCOUNT

Class I shares are offered exclusively through fee based investment advisors and their representatives for the benefit of their clients, institutional investors, and through certain investment platforms, for their traditional clients and for ERISA and non-ERISA pension and retirement plans, and IRA, SEP, Roth, and SIMPLE accounts. Any questions you may have can be answered by calling (800) 846-7526.

Payments for Fund shares must be in U.S. dollars, and in order to avoid fees and delays, must be drawn on a U.S. bank. Please remember that the Trust reserves the right to reject any purchase order for Fund shares. Timothy Plan accepts personal checks made payable to the Timothy Plan. Unless pre-authorized by the Fund at the Fund’s sole discretion, the Timothy Plan will not accept third party checks. The minimum initial investment amount for Class I shares, is:

Type of Investment Account	Minimum Initial Purchase Amount	Minimum Subsequent Purchase Amount
Institutional Accounts	$100,000	$25,000
Individual Accounts	$1,000	$50
ERISA Retirement Plans	None	None
Other Recognized Retirement Plans or Accounts	None	None

ALL PORTIONS OF THE PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.